SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 15, 2016

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3555 Farnam Street Omaha, Nebraska	68131

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 15, 2016, Berkshire Hathaway Inc. (“Berkshire”) issued (i) $1,000,000,000 aggregate principal amount of its 2.200% Senior Notes due 2021, (ii) $2,000,000,000 aggregate principal amount of its 2.750% Senior Notes due 2023, and (iii) $2,500,000,000 aggregate principal amount of its 3.125% Senior Notes due 2026 ((i), (ii) and (iii) collectively, the “Berkshire Notes”) under a registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), filed with the Securities and Exchange Commission (the “Commission”) on January 26, 2016 (Registration No. 333-209122) (the “Registration Statement”). The Berkshire Notes were sold pursuant to an underwriting agreement entered into on March 8, 2016, by and between (a) Berkshire and (b) Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC (collectively, the “US Underwriters”).

On March 15, 2016, Berkshire also issued (i) €1,000,000,000 aggregate principal amount of its 0.500% Senior Notes due 2020, (ii) €1,000,000,000 aggregate principal amount of its 1.300% Senior Notes due 2024, and (iii) €750,000,000 aggregate principal amount of its 2.150% Senior Notes due 2028 ((i), (ii), and (iii) collectively, the “Berkshire Euro Notes”) under the Registration Statement. The Berkshire Euro Notes were sold pursuant to an underwriting agreement entered into on March 9, 2016, by and between (a) Berkshire and (b) Goldman, Sachs & Co., J.P. Morgan Securities plc, Merrill Lynch International and Wells Fargo Securities International Limited.

On March 15, 2016, Berkshire Hathaway Finance Corporation (“BHFC”) issued (i) $750,000,000 aggregate principal amount of its 1.450% Senior Notes due 2018, (ii) $1,000,000,000 aggregate principal amount of its Floating Rate Senior Notes due March 2018, (iii) $1,250,000,000 aggregate principal amount of its 1.700% Senior Notes due 2019, and (iv) $500,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2019 ((i), (ii), (iii), and (iv) collectively, the “BHFC Notes” and together with the Berkshire Notes and the Berkshire Euro Notes, the “Notes”) under the Registration Statement. The BHFC Notes, which will be fully and unconditionally guaranteed by Berkshire, were sold pursuant to an underwriting agreement entered into on March 8, 2016, by and between (a) BHFC and Berkshire and (b) the US Underwriters.

The Notes are issued under an Indenture, dated as of January 26, 2016, by and among Berkshire, as issuer and guarantor, BHFC, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”) and (a) an officers’ certificate dated as of March 15, 2016 by Berkshire with respect to its 2.200% Senior Notes due 2021, (b) an officers’ certificate dated as of March 15, 2016 by Berkshire with respect to its 2.750% Senior Notes due 2023, (c) an officers’ certificate dated as of March 15, 2016 by Berkshire with respect to its 3.125% Senior Notes due 2026, (d) an officers’ certificate dated as of March 15, 2016 by Berkshire with respect to its 0.500% Senior Notes due 2020, (e) an officers’ certificate dated as of March 15, 2016 by Berkshire with respect to its 1.300% Senior Notes due 2024, (f) an officers’ certificate dated as of March 15, 2016 by Berkshire with respect to its 2.150% Senior Notes due 2028, (g) an officers’ certificate dated as of March 15, 2016 by BHFC with respect to its 1.450% Senior Notes due 2018, (h) an officers’ certificate dated as of March 15, 2016 by BHFC with respect to its Floating Rate Senior Notes due March 2018, (i) an officers’ certificate dated as of March 15, 2016 by BHFC with respect to its 1.700% Senior Notes due 2019, and (j) an officers’ certificate dated as of March 15, 2016 by BHFC with respect to its Floating Rate Senior Notes due 2019 ((a), (b), (c), (d), (e), (f), (g), (h), (i), and (j) collectively, the “Officers’ Certificates”).

The relevant terms of the Berkshire Notes and the Indenture are further described under the caption “Description of the Notes” in the prospectus supplement, dated March 8, 2016, filed with the Commission by Berkshire on March 10, 2016, pursuant to Rule 424(b)(2) under the Securities Act and in the section entitled “Description of the Debt Securities” in the base prospectus relating to debt securities of Berkshire, dated January 26, 2016, included in the Registration Statement, which descriptions are incorporated herein by reference. The relevant terms of the Berkshire Euro Notes and the Indenture are further described under the caption “Description of the Notes” in the prospectus supplement, dated March 9, 2016, filed with the Commission by Berkshire on March 11, 2016, pursuant to Rule 424(b)(2) under the Securities Act and in the section entitled “Description of the Debt Securities” in the base prospectus relating to debt securities of Berkshire, dated January 26, 2016, included in the Registration Statement, which descriptions are incorporated herein by reference. The relevant terms of the BHFC Notes and the Indenture are further described under the caption “Description of the Notes and Guarantees” in the prospectus supplement, dated March 8, 2016, filed with the Commission by Berkshire on March 10, 2016, pursuant to Rule 424(b)(2) under the Securities Act and in the section entitled “Description of the Debt Securities” in the base prospectus relating to debt securities of BHFC, dated January 26, 2016, included in the Registration Statement, which descriptions are incorporated herein by reference.

A copy of the Indenture is set forth in Exhibit 4.1 of the Registration Statement and is incorporated herein by reference. A copy of the officers’ certificate with respect to Berkshire’s 2.200% Senior Notes due 2021 (including the form of Berkshire’s 2.200% Senior Notes due 2021) is attached hereto as Exhibit 4.2 and is incorporated herein by reference. A copy of the officers’ certificate with respect to Berkshire’s 2.750% Senior Notes due 2023 (including the form of Berkshire’s 2.750% Senior Notes due 2023) is attached hereto as Exhibit 4.3 and is incorporated herein by reference. A copy of the officers’ certificate with respect to Berkshire’s 3.125% Senior Notes due 2026 (including the form of Berkshire’s 3.125% Senior Notes due 2026) is attached hereto as Exhibit 4.4 and is incorporated herein by reference. A copy of the officers’ certificate with respect to Berkshire’s 0.500% Senior Notes due 2020

(including the form of Berkshire’s 0.500% Senior Notes due 2020) is attached hereto as Exhibit 4.5 and is incorporated herein by reference. A copy of the officers’ certificate with respect to Berkshire’s 1.300% Senior Notes due 2024 (including the form of Berkshire’s 1.300% Senior Notes due 2024) is attached hereto as Exhibit 4.6 and is incorporated herein by reference. A copy of the officers’ certificate with respect to Berkshire’s 2.150% Senior Notes due 2028 (including the form of Berkshire’s 2.150% Senior Notes due 2028) is attached hereto as Exhibit 4.7 and is incorporated herein by reference. A copy of the officers’ certificate with respect to BHFC’s 1.450% Senior Notes due 2018 (including the form of BHFC’s 1.450% Senior Notes due 2018) is attached hereto as Exhibit 4.8 and is incorporated herein by reference. A copy of the officers’ certificate with respect to BHFC’s Floating Rate Senior Notes due March 2018 (including the form of BHFC’s Floating Rate Senior Notes due March 2018) is attached hereto as Exhibit 4.9 and is incorporated herein by reference. A copy of the officers’ certificate with respect to BHFC’s 1.700% Senior Notes due 2019 (including the form of BHFC’s 1.700% Senior Notes due March 2019) is attached hereto as Exhibit 4.10 and is incorporated herein by reference. A copy of the officers’ certificate with respect to BHFC’s Floating Rate Senior Notes due 2019 (including the form of BHFC’s Floating Rate Senior Notes due 2019) is attached hereto as Exhibit 4.11 and is incorporated herein by reference. The descriptions of the Indenture, the Officers’ Certificates and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture, the Officers’ Certificates and the Notes, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated March 8, 2016, by and between (a) Berkshire Hathaway Inc. and (b) Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC.

1.2	Underwriting Agreement, dated March 9, 2016, by and between (a) Berkshire Hathaway Inc. and (b) Goldman, Sachs & Co., J.P. Morgan Securities plc, Merrill Lynch International and Wells Fargo Securities International Limited.

1.3	Underwriting Agreement, dated March 8, 2016, by and between (a) Berkshire Hathaway Finance Corporation and Berkshire Hathaway Inc. and (b) Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of January 26, 2016, by and among Berkshire Hathaway Inc., Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of Berkshire’s Registration Statement on Form S-3 (Registration No. 333-209122) filed with the Commission on January 26, 2016).

4.2	Officers’ Certificate of Berkshire Hathaway Inc., dated as of March 15, 2016, including the form of Berkshire Hathaway Inc.’s 2.200% Senior Notes due 2021.

4.3	Officers’ Certificate of Berkshire Hathaway Inc., dated as of March 15, 2016, including the form of Berkshire Hathaway Inc.’s 2.750% Senior Notes due 2023.

4.4	Officers’ Certificate of Berkshire Hathaway Inc., dated as of March 15, 2016, including the form of Berkshire Hathaway Inc.’s 3.125% Senior Notes due 2026.

4.5	Officers’ Certificate of Berkshire Hathaway Inc., dated as of March 15, 2016, including the form of Berkshire Hathaway Inc.’s 0.500% Senior Notes due 2020.

4.6	Officers’ Certificate of Berkshire Hathaway Inc., dated as of March 15, 2016, including the form of Berkshire Hathaway Inc.’s 1.300% Senior Notes due 2024.

4.7	Officers’ Certificate of Berkshire Hathaway Inc., dated as of March 15, 2016, including the form of Berkshire Hathaway Inc.’s 2.150% Senior Notes due 2028.

4.8	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of March 15, 2016, including the form of Berkshire Hathaway Finance Corporation’s 1.450% Senior Notes due 2018.

4.9	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of March 15, 2016, including the form of Berkshire Hathaway Finance Corporation’s Floating Rate Senior Notes due March 2018.

4.10	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of March 15, 2016, including the form of Berkshire Hathaway Finance Corporation’s 1.700% Senior Notes due 2019.

4.11	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of March 15, 2016, including the form of Berkshire Hathaway Finance Corporation’s Floating Rate Senior Notes due 2019.

5.1	Opinion of Munger, Tolles & Olson LLP, dated March 15, 2016, with respect to the Berkshire Notes.

5.2	Opinion of Munger, Tolles & Olson LLP, dated March 15, 2016, with respect to the Berkshire Euro Notes.

5.3	Opinion of Munger, Tolles & Olson LLP, dated March 15, 2016, with respect to the BHFC Notes.

23.1	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.1).

23.2	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.2).

23.3	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 15, 2016	BERKSHIRE HATHAWAY INC.
/s/ Marc D. Hamburg
	By:	Marc D. Hamburg
Senior Vice President and Chief Financial Officer

[8-K Signature Page]

Exhibit Index

1.1	Underwriting Agreement, dated March 8, 2016, by and between (a) Berkshire Hathaway Inc. and (b) Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC.

1.2	Underwriting Agreement, dated March 9, 2016, by and between (a) Berkshire Hathaway Inc. and (b) Goldman, Sachs & Co., J.P. Morgan Securities plc, Merrill Lynch International and Wells Fargo Securities International Limited.

1.3	Underwriting Agreement, dated March 8, 2016, by and between (a) Berkshire Hathaway Finance Corporation and Berkshire Hathaway Inc. and (b) Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of January 26, 2016, by and among Berkshire Hathaway Inc., Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of Berkshire’s Registration Statement on Form S-3 (Registration No. 333-209122) filed with the Commission on January 26, 2016).

4.2	Officers’ Certificate of Berkshire Hathaway Inc., dated as of March 15, 2016, including the form of Berkshire Hathaway Inc.’s 2.200% Senior Notes due 2021.

4.3	Officers’ Certificate of Berkshire Hathaway Inc., dated as of March 15, 2016, including the form of Berkshire Hathaway Inc.’s 2.750% Senior Notes due 2023.

4.4	Officers’ Certificate of Berkshire Hathaway Inc., dated as of March 15, 2016, including the form of Berkshire Hathaway Inc.’s 3.125% Senior Notes due 2026.

4.5	Officers’ Certificate of Berkshire Hathaway Inc., dated as of March 15, 2016, including the form of Berkshire Hathaway Inc.’s 0.500% Senior Notes due 2020.

4.6	Officers’ Certificate of Berkshire Hathaway Inc., dated as of March 15, 2016, including the form of Berkshire Hathaway Inc.’s 1.300% Senior Notes due 2024.

4.7	Officers’ Certificate of Berkshire Hathaway Inc., dated as of March 15, 2016, including the form of Berkshire Hathaway Inc.’s 2.150% Senior Notes due 2028.

4.8	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of March 15, 2016, including the form of Berkshire Hathaway Finance Corporation’s 1.450% Senior Notes due 2018.

4.9	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of March 15, 2016, including the form of Berkshire Hathaway Finance Corporation’s Floating Rate Senior Notes due March 2018.

4.10	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of March 15, 2016, including the form of Berkshire Hathaway Finance Corporation’s 1.700% Senior Notes due 2019.

4.11	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of March 15, 2016, including the form of Berkshire Hathaway Finance Corporation’s Floating Rate Senior Notes due 2019.

5.1	Opinion of Munger, Tolles & Olson LLP, dated March 15, 2016, with respect to the Berkshire Notes.

5.2	Opinion of Munger, Tolles & Olson LLP, dated March 15, 2016, with respect to the Berkshire Euro Notes.

5.3	Opinion of Munger, Tolles & Olson LLP, dated March 15, 2016, with respect to the BHFC Notes.

23.1	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.1).

23.2	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.2).

23.3	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.3).